UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 23, 2010

GENTOR RESOURCES, INC.

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(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-130386 (Commission file number)	20-267977 (IRS Employer Identification Number)

2289 Pahsimeroi Road

Patterson, Idaho 83253

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(Address of principal executive offices)

(406) 287-3046

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(Registrant’s telephone number, including area code)

n/a

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(Former name or former address, if changes since last repot)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

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Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-looking Statements

This Form 8-K may contain “forward looking” statements or statements which arguably imply or suggest certain things about our future.  Statements, which express that we “believe”, “anticipate”, “expect”, or “plan to”, as well as, other statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements.  We do not intend to update these forward looking statements.

Section 1 - Registrant’s Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement.

On February 23, 2010 (the “Effective Date”), Gentor Resources, Inc., a Florida corporation (the “Company”), APM Mining Ltd., British Virgin Islands registered company (“APM Mining”) and Arabian Peninsula Projects Ltd.,a British Virgin Islands registered company (the “Shareholder”) entered into that certain Stock Exchange Agreement (the “Exchange Agreement”).

The Exchange Agreement contemplates a transaction in which the Company will exchange (the “Exchange”) Ten Million Three Hundred Sixty Two Thousand (10,362,000) shares of restricted common stock of the Company (the “Gentor Shares”) with the Shareholder for all of the issued and outstanding equity stock of APM Mining (the “APM Mining Shares”). If the Exchange is consummated pursuant to the terms of the Exchange Agreement, APM Mining will become a wholly owned subsidiary of the Company.

APM Mining is a mineral exploration company which the Company believes has secured the earn-in rights to specific exploration ground holdings in the Sultanate of Oman, comprising of strategic sites identified as having significant potential for copper mineralization.

The Company has the absolute right to terminate the Exchange  Agreement, in the exercise of the sole and exclusive discretion of the Company, at any time prior to the expiration of the date that is fifteen (15) days after the Effective Date (the “Due Diligence Period”). During the Due Diligence Period, the Company will continue to review the business of and the legal and accounting matters associated with APM Mining, the APM Mining Shares and the Shareholder (collectively, the “Due Diligence Review”). In the event that the Company is satisfied with its Due Diligence Review, the Company intends to consummate the Exchange.

The Exchange Agreement is filed herewith as Exhibit 2.1 and incorporated herein by reference.

Section 9 - Exhibit

Item 9.01 Exhibits

2.1

Stock Exchange Agreement dated February 23, 2010 by and among the Company, APM Mining and the Shareholder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Dated: February 23, 2010

Gentor Resources, Inc.

/s/ Lloyd J. Bardswich

By: Lloyd J. Bardswich, President and principal executive officer